Summary Prospectus supplement	November 21, 2012

Putnam Capital Spectrum Fund Prospectus dated August 30, 2012

The sub-section Investments in the section Investments, risks and performance is replaced with the following:

Investments

We invest a majority of the fund’s assets in equity and fixed-income securities, including floating and fixed rate bank loans and both growth and value stocks, of leveraged small and midsize U.S. companies that we believe have favorable investment potential. These companies employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and their fixed income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). We may also invest in fixed income securities of other issuers, in securitized debt instruments (such as mortgage- and asset-backed securities), in companies of any size and in companies that are not leveraged. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. We may also engage in short sales of securities.

The sub-section Risks in the section Investments, risks and performance is replaced with the following:

Risks

It is important to understand that you can lose money by investing in the fund.

The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. These risks are generally greater for small and midsize companies. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The risks associated with bond investments include interest rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the fund’s investments), which may be considered speculative. Mortgage- and other asset-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. Our focus on leveraged companies and the fund’s “non-diversified” status, which means that the fund has the ability to invest a greater percentage of its assets in fewer issuers than a “diversified” fund, can increase the fund’s vulnerability to these factors. Our use of short selling may increase these risks.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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